UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On November 1, 2023, the Company issued a press release announcing that it received written notice from the Nasdaq Stock Market LLC (“Nasdaq”) on October 31, 2023 informing the Company that it has regained compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) for continued listing on the Nasdaq Capital Market.

As previously reported, the Company was notified by Nasdaq on March 20, 2023 that it was not in compliance with the minimum bid price rule because its common stock failed to meet the closing bid price of $1.00 for a period of 30 consecutive business days. To regain compliance with the Rule, the Company was required to maintain a minimum closing bid price of $1.00 or more for at least 10 consecutive trading days. This requirement was met on October 26, 2023, the tenth consecutive trading day when the closing bid price of the Company’s common stock was greater than $1.00.

Nasdaq has informed the Company that it will be subject to a Mandatory Panel Monitor for a period of one year. If, within that one-year monitoring period, the Company fails to comply with the Minimum Bid Price, the Company will not be permitted additional time to regain compliance with the Minimum Bid Price Requirement. However, the Company will have an opportunity to request a new hearing with the Nasdaq Listing Qualifications Hearing Panel prior to the Company’s securities being delisted from Nasdaq.

As previously reported, T2 Biosystems received written notice from the Nasdaq on August 8, 2023 informing the Company that it had regained compliance with the market value of listed securities (“MVLS”) requirement, as set forth in Nasdaq Listing Rule 5450(b) for continued listing on the Nasdaq Capital Market. This requirement was met on August 7, 2023, the tenth consecutive trading day when the MVLS was at least $35 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2023	T2 BIOSYSTEMS, INC.

	By:	/s/ John Sprague
John Sprague
Chief Financial Officer